SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 2, 2003 (May 2, 2003)

GlobalSantaFe Corporation

(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	1-14634 (Commission File Number)	98-0108989 (I.R.S. Employer Identification No.)

15375 Memorial Drive

Houston, Texas 77079-4101

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 925-6000

Item 5.    Other Events.

Amendment to Description of Share Capital.

On May 2, 2003, we filed a Form 8-A/A to amend the discussion under the caption “Description of Registrant’s Securities to be Registered” in our Registration Statement on Form 8-A filed May 19, 1997, by replacing it in its entirety by the following:

DESCRIPTION OF SHARE CAPITAL

Description of Authorized Shares of GlobalSantaFe Corporation

The following discussion is a summary of our share capital. This summary is not complete and is subject to the complete text of our amended and restated memorandum of association (the “memorandum of association”) and our amended and restated articles of association (the “articles of association”), which are incorporated by reference as exhibits to this current report on Form 8-K and are incorporated herein by reference. We encourage you to read those documents carefully.

Authorized Share Capital

Our authorized share capital consists of $6,000,000, divided into 600,000,000 ordinary shares, par value $0.01 per share.

Voting

The holders of our ordinary shares have full voting power for the election of directors and for all other matters. The holders of ordinary shares are entitled to one vote per share. Cumulative voting for the election of directors is prohibited by our articles of association. The articles of association provide that all resolutions put to a vote at any general meeting be decided on a poll (based on the number of shares held rather than a show of hands of those present in person or attending by proxy) taken in such manner as the chairman directs.

There are no limitations imposed by Cayman Islands law or our articles of association on the right of nonresident shareholders to hold or vote their ordinary shares.

Except as otherwise provided by Cayman Islands law or the articles of association of the company, matters brought before shareholders require the approval of the shareholders by ordinary resolution. An ordinary resolution is a resolution passed by a simple majority of the votes cast by shareholders being entitled to vote and present in person or by proxy at a general meeting. Under Cayman Islands law, some matters, such as altering the memorandum of association or articles of association, changing the name of a company or, subject to the articles of association of a company, the voluntarily winding up of a company, require the approval of the shareholders by a special resolution. Also, under our articles of association, some matters, like resolving to be registered by way of continuation in a jurisdiction outside the Cayman Islands, require the approval of the shareholders by a special resolution. For purposes of our articles of association, a resolution is a special resolution when it has been passed by holders of not less than two-thirds of the ordinary shares, being entitled to do so, voting in person or by proxy at a general meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Variation of Rights of Shares

If at any time our share capital is divided into different classes or series, the rights attached to any separate class or series of shares, unless otherwise provided by the terms of issue of the shares of that class or series, may, whether or not we are being wound-up, be varied only with the consent in writing of the holders of all of the issued shares of that class or series or by a special resolution passed at a general meeting with the holders of the shares of that class or series voting separately as a class. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series of which he is the holder. Outstanding shares will not be deemed to be varied by the creation or issuance of additional shares that rank pari passu with those shares. Class or series meetings and class or series voting may only be called at the direction of the board of directors or upon the written request of shareholders holding an aggregate of at least 25% of the outstanding shares of such class or series of our shares (unless otherwise expressly provided by the terms of issue of the shares of such class or series).

Quorum for General Meetings

The presence at a shareholder meeting of one or more shareholders present in person or by proxy holding at least a majority of the issued and outstanding ordinary shares entitled to vote at such meeting will constitute a quorum and permits the conduct of shareholder business. If a meeting is adjourned for lack of a quorum, it will stand adjourned until the directors determine the day, time and place of the reconvened meeting. Shareholders holding at least 35% of our outstanding voting shares may call extraordinary general meetings of shareholders. For so long as Kuwait Petroleum Corporation or its affiliates own at least 4% of the outstanding voting shares or 4% of the outstanding voting power, the quorum for any meeting at which a special resolution relating to the rights of Kuwait Petroleum Corporation or its affiliates set forth in the articles of association is to be considered and voted upon must include SFIC Holdings.

Dividend Rights

Subject to any rights and restrictions of any other class or series of shares, the board of directors may, from time to time, declare dividends on the shares issued and authorize payment of the dividends out of our profits, retained earnings or share premium account, which is equivalent to additional paid in capital. The board of directors may declare that any dividend be paid wholly or partly by the distribution of our shares and/or specific assets. Dividends will be made or paid (as the case may be) on an equal per share basis (in all material respects) to all holders of ordinary shares as of the record date fixed for such dividend.

Rights Upon Liquidation or Winding Up

Upon our liquidation or winding up, whether voluntarily or involuntarily, after the full amounts to which holders of any issued shares ranking senior to the ordinary shares as to distribution on liquidation, distribution or winding up are entitled to receive have been paid or set aside for payment, the holders of our then outstanding ordinary shares are entitled to receive, pro rata, any of our remaining assets available for distribution to the holders of our ordinary shares or the consideration received by the liquidator upon a realization of such assets. The liquidator may deduct from the amount payable in respect of those ordinary shares any liabilities the holder has to us. The assets received by the holders of our ordinary shares in a liquidation may consist in whole or in part of property.

No Sinking Fund

The ordinary shares have no sinking fund provisions.

No Preemptive Rights

Holders of our ordinary shares will have no preemptive or preferential right to purchase any of our securities that may be issued in the future, whether or not the issuance of such securities would adversely affect the dividend, voting or any other rights of such holders.

Redemption and Conversion

Our ordinary shares are not convertible into shares of any other class or series or subject to redemption by us or the holder of the shares.

Repurchase

Under our articles of association, we may purchase any issued ordinary shares by entering into an agreement with any one or more of our shareholders, tender offer to all of our shareholders, or purchase on any exchange or market on which the ordinary shares are traded. In each case, unless approved by ordinary resolution, the purchase price may not be greater than the existing market price determined by the board of directors by reference to the closing prices on the principal exchange or market for the ordinary shares for a period of not less than one and not more than ten consecutive trading days ending not more than three trading days before such determination.

Other Classes or Series of Shares

Our board of directors is authorized, without obtaining any votes or consents of the holders of any class or series of shares, to provide from time to time for the issuance of other classes or series of shares and to establish the characteristics of each class or series, including the number of shares, designations, relative voting rights, dividend rights, liquidation, any other redemption, repurchase, retirement, sinking fund, conversion or exchange rights, any restrictions, limitations and conditions upon the issuance of indebtedness and any other preferences and relative, participating, optional or other rights and limitations not inconsistent with applicable law.

Compulsory Acquisition of Shares Held by Minority Holders

An acquiring party is generally able to acquire compulsorily the ordinary shares of minority holders in one of two ways:

•	By a procedure under the Companies Law of the Cayman Islands known as a “scheme of arrangement.” A scheme of arrangement is made by obtaining the approval of the arrangement by holders of ordinary shares (1) representing a majority in number of the shareholders (that is, on a per capita basis, rather than a majority in interest) present, in person or by proxy, at the meeting held to consider the arrangement, excluding the acquiring party, if such party is a shareholder and (2) holding at least 75% in value of all the outstanding ordinary shares held by shareholders present, in person or by proxy, at such meeting, other than those held by the acquiring party, if any, and the sanction of the Grand Court of the Cayman Islands. If a scheme of arrangement becomes effective, all holders of ordinary shares of the company would be compelled to sell their shares under the terms of the scheme of arrangement.

•	By acquiring pursuant to a tender offer 90% of the ordinary shares not already owned by the acquiring party. If the acquiring party has, within four months after the making of an offer for all the ordinary shares not owned by the acquiring party, obtained the approval of not less than 90% of all the shares to which the offer relates, the acquiring party may, at any time within two months after the end of that four-month period, require any nontendering shareholder to transfer its shares on the same terms as the original offer. In those circumstances, a nontendering shareholder will be compelled to sell its shares, unless within one month from the date on which the notice to compulsorily acquire was given to the nontendering shareholder, the nontendering shareholder is able to convince the Grand Court of the Cayman Islands to order otherwise.

Limitation on Changes in Control

Our articles of association have provisions that could have an anti-takeover effect. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors, and may have the effect of discouraging actual or threatened changes of control.

Our articles of association provide that our board of directors is divided into three classes of equal size serving staggered three-year terms. Directors can be removed from office only for cause by the affirmative vote of the holders of a majority of the outstanding shares generally entitled to vote. The board of directors does not have the power to remove directors. Vacancies on the board of directors may be filled only by the majority vote of the remaining directors and not by the shareholders. Each of these provisions can delay a shareholder from obtaining majority representation on the board of directors.

Our articles of association provide that the board of directors will consist of at least six and not more than fifteen persons, the exact number to be set from time to time by a majority of the whole board of directors. Accordingly, the board of directors, and not the shareholders, has the authority to determine the number of directors and could delay any shareholder from obtaining majority representation on the board of directors by enlarging the board of directors and filling the new vacancies with its own nominees until a general meeting at which directors are to be appointed.

Our articles of association provide that, until November 20, 2004 (the third anniversary of the completion of our business combination with Global Marine Inc.), a vote of two-thirds of our whole board is required (i) to remove the chairman of the board, the chief executive officer or the president or (ii) to modify, amend or terminate the employment agreements of Robert E. Rose or C. Stedman Garber, Jr.

Our articles of association establish an advance notice procedure that must be followed by shareholders if they wish to nominate candidates for election as directors or propose any business at an annual general meeting of shareholders. Our articles of association provide generally that, if a shareholder desires to nominate candidates for election as directors or propose any business at an annual general meeting, that shareholder must give us notice not less than 90 days prior to the anniversary of the date of the immediately preceding annual general meeting. The notice must contain specified information concerning the shareholder submitting the proposal.

Subject to the terms of any other class of shares in issue, any action required or permitted to be taken by the holders of our ordinary shares must be taken at a duly called annual or extraordinary general meeting of shareholders and may not be taken by written consent of all holders of ordinary shares. Extraordinary general meetings may be called by a majority of the entire board of directors or upon the written request of shareholders holding at least 35% of the issued ordinary shares entitled to vote.

The board of directors is authorized, without obtaining any vote or consent of the holders of any class or series of shares, to issue from time to time any other classes or series of shares with the designations and relative powers, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption as it considers fit. The board of directors could authorize the issuance of preference shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the ordinary shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares. No preference shares have been established as of the date of this document.

In addition to any approval by our shareholders and directors under Cayman Islands law, the approval by ordinary resolution at an extraordinary general meeting called for such purpose is required in order for the board of directors to approve any of the following matters:

•	to merge, consolidate or amalgamate with another company;

•	to reorganize or reconstruct GlobalSantaFe Corporation pursuant to a plan sanctioned by the Cayman Islands courts; or

•	to sell, lease or exchange all or substantially all of our assets.

Rights of Kuwait Petroleum Corporation and Its Affiliates

Our articles of association provide that, for so long as Kuwait Petroleum Corporation and its affiliates own at least 12.5% of the outstanding shares or at least 12.5% of the outstanding voting shares, SFIC Holdings (Cayman), Inc., a Cayman Islands company and a wholly owned subsidiary of Kuwait Petroleum Corporation (“SFIC Holdings”), will have the right to designate for election three of our directors. If SFIC Holdings’ interest is reduced to less than 12.5% but equal to or greater than 7.5%, the number of directors that SFIC Holdings will have the right to designate for election will be reduced from three to two. If SFIC Holdings’ interest is reduced to less than 7.5% but equal to or greater than 4%, the number of directors that SFIC Holdings may designate for election will be reduced from two to one. If SFIC Holdings’ interest is reduced to less than 4%, it will not have the right to designate any directors for election to our board. For purposes of determining SFIC Holdings’ ownership interest in us, until SFIC Holdings sells any of our ordinary shares, only ordinary shares outstanding as of November 20, 2001 (the date of our business combination with Global Marine Inc.) are included in the calculation of the ownership percentage, so that reductions in SFIC Holdings’ percentage ownership in us as a result of our issuance of shares for any reason after November 20, 2001 will not reduce SFIC Holdings’ board representation. Our articles of association provide that, for as long as SFIC Holdings has the right to designate more than one director, to the extent possible, each such director shall be elected or designated to different classes.

Our articles of association provide that, as long as SFIC Holdings has the right to designate a director to our board as described above, SFIC Holdings will have the right to designate one designee to each committee, including the audit, nominating and governance, compensation and executive committee of our board of directors.

Our articles of association provide that until the later of the date on which Kuwait Petroleum Corporation and its affiliates shall cease to own, in the aggregate, at least 10% of our outstanding ordinary shares or 10% of our outstanding voting shares, the prior consent of SFIC Holdings will generally be required to change the jurisdiction of any of our existing subsidiaries or incorporate a new subsidiary in any jurisdiction in a manner materially adversely affecting the rights or interests of Kuwait Petroleum Corporation and its affiliates or reincorporate GlobalSantaFe Corporation in another jurisdiction.

Transfer Agent and Registrar

The transfer agent and registrar for our ordinary shares is Computershare Investor Services, LLC.

Stock Exchange Listing

Our ordinary shares are listed on the New York Stock Exchange under the symbol “GSF.”

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

4.1	Amended and Restated Memorandum of Association of GlobalSantaFe Corporation, adopted by Special Resolution of the members effective November 20, 2001 (incorporated herein by this reference to Exhibit 3.1 of our Annual Report on Form 10-K for the year ended December 31, 2001).

4.2	Amended and Restated Articles of Association of GlobalSantaFe Corporation, adopted by Special Resolution of the shareholders effective November 20, 2001 (incorporated herein by this reference to Exhibit 3.2 of our Annual Report on Form 10-K for the year ended December 31, 2001).

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSANTAFE CORPORATION

By:	/s/ ALEXANDER A. KREZEL
Alexander A. Krezel Vice President, Secretary and Associate General Counsel

Date: May 2, 2003

Index to Exhibits

Exhibit Number	Description

4.1

Amended and Restated Memorandum of Association of GlobalSantaFe Corporation, adopted by Special Resolution of the members effective November 20, 2001 (incorporated herein by this reference to Exhibit 3.1 of our Annual Report on Form 10-K for the year ended December 31, 2001).

4.2

Amended and Restated Articles of Association of GlobalSantaFe Corporation, adopted by Special Resolution of the shareholders effective November 20, 2001 (incorporated herein by this reference to Exhibit 3.2 of our Annual Report on Form 10-K for the year ended December 31, 2001).